SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 7, 2005

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA 19103

(Address of principal executive offices) (Zip Code)

(215) 299-6000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act

❑	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.	Regulation FD Disclosure.

On March 7, 2005, Thomas C. Deas Jr., Vice President and Treasurer was a speaker at the “Citigroup 14th Annual High Yield/Leveraged Finance Conference” in which he presented an overview of FMC Corporation. Slides used in his presentation at the conference are included herein as an exhibit. These slides may also be accessed at the company’s website (www.fmc.com) and will be available for a period of at least thirty days.

This report is not deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION

By:	/s/ W. K IM FOSTER
W. Kim Foster Senior Vice President and Chief Financial Officer

Date: March 7, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	FMC overview presentation by Thomas C. Deas on March 7, 2005 at the Citigroup 14th Annual High Yield/Leverage Finance Conference.